                                                                   Exhibit 10.32




                            STOCK PURCHASE AGREEMENT
                            ------------------------


          STOCK PURCHASE AGREEMENT dated September 10, 1996 by and between Paul Ramsay Hospitals Pty. Limited, an Australian corporation (the "Acquiror"), and Ramsay Managed Care, Inc., a Delaware corporation (the "Seller").

                             W I T N E S S E T H :
                             - - - - - - - - - -


          WHEREAS, the Seller and the Acquiror desire to provide for the issuance by the Seller to the Acquiror of (i) 100,000 shares (the "Shares") of Series 1996 Convertible Preferred Stock, par value $.01 per share ("Preferred Stock"), for a purchase price of $3,000,000 (the "Purchase Price") payable as set forth herein, and (ii) warrants (the "Warrants") to purchase 300,000 shares of the common stock, $.01 par value (the "Common Stock"), of the Seller.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:


                                   SECTION I

                        PURCHASE AND SALE OF THE SHARES
                        -------------------------------

          A.   Purchase and Sale of the Shares.  Subject to the terms and
               -------------------------------
conditions of this Agreement and on the basis of the representations, warranties, covenants and agreements herein contained, the Seller hereby agrees to sell, issue and convey to the Acquiror on the Closing Date (as hereinafter defined), and the Acquiror hereby agrees to purchase, acquire and accept from the Seller on the Closing Date, the Shares.

          B.   Consideration for the Shares.  (i) The Acquiror hereby agrees,
               ----------------------------
subject to and in accordance with the terms and conditions hereof, to pay to the Seller on the Closing Date, upon receipt of the certificate for the Shares referred to in paragraph C of this Section I, the Purchase Price, payable as follows:

          (a) by offset against the Purchase Price of an amount equal to the outstanding principal amount under that certain $1,600,000 promissory note dated June 28, 1996 made by
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               the Seller in favor of the Acquiror (the "Promissory Note");

          (b) by offset against the Purchase Price of an amount equal to the outstanding principal amount under that certain $1,400,000 grid note dated August 7, 1996 made by the Seller in favor of the Acquiror (the "Grid Note");

          (c) by offset against the Purchase Price of an amount equal to the aggregate unpaid interest on the Promissory Note and the Grid Note accrued to the Closing Date;

          (d) by offset against the Purchase Price of an amount equal to the aggregate amounts due and owing by the Seller under Section 3.1 of the Promissory Note and Section 3.1 of the Grid Note; and

          (e) by cash (the "Cash Portion") in an amount equal to the Purchase Price less the sum of the amounts set forth in clauses (a) through (d) above.

          (ii) The Purchase Price for the Shares is payable on the Closing Date by delivery to the Seller by the Acquiror of the Promissory Note and the Grid Note and by payment to the Seller by the Acquiror of the Cash Portion by certified or official bank check payable to the order of the Seller or direct bank wire transfer of immediately available funds to a bank account or accounts to be designated by the Seller.

          C.   Delivery of the Shares.  Delivery of the Shares shall be made by
               ----------------------
the Seller to the Acquiror on the Closing Date by delivering a certificate of the Seller representing the Shares registered in the name of the Acquiror, such certificate to be accompanied by any requisite documentary or stock transfer taxes.

          D.   The Closing.  The closing of the sale of the Shares to the
               -----------
Acquiror shall occur on September 10, 1996 (the "Closing Date"), or on such other date as shall be mutually agreed to between the Seller and the Acquiror.

          E.   Issuance of the Warrants.  In consideration of the consummation
               ------------------------
of the transactions contemplated hereby, the Seller agrees to issue the Warrants to the Acquiror on the Closing Date, each of which such Warrants entitles the holder thereof to purchase one share of Common Stock at an
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                                                                               3

initial exercise price and on such other terms and conditions as are contained in the warrant certificate (the "Warrant Certificate") in the form of Exhibit A attached hereto.


                                   SECTION II

                         REPRESENTATIONS AND WARRANTIES
                                  OF THE SELLER
                         ------------------------------

          The Seller hereby represents and warrants to the Acquiror, as of the date hereof and as of the Closing Date, that:

          A.   Organization; Good Standing.  The Seller is a corporation duly
               ---------------------------
organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has full corporate power and authority to own its properties and to conduct the businesses in which it is now engaged.

          B.   Authority.  The Seller has full corporate power and authority to
               ---------
execute and deliver this Agreement and to perform all of its obligations hereunder, and no consent or approval of any other person or governmental authority is required therefor. The execution and delivery of this Agreement by the Seller, the performance by the Seller of its covenants and agreements hereunder and the consummation by the Seller of the transactions contemplated hereby have been duly authorized by all necessary corporate action. This Agreement constitutes a valid and legally binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or other similar laws of general application relating to or affecting the enforcement of creditors' rights or by general principles of equity.

          C.   No Legal Bar; Conflicts.  Neither the execution and delivery of
               -----------------------
this Agreement, nor the consummation of the transactions contemplated hereby, violates any provision of the Certificate of Incorporation or By-Laws of the Seller or any law, statute, ordinance, regulation, order, judgment or decree of any court or governmental agency, or conflicts with or results in any breach of any of the terms of or constitutes a default under or results in the termination of or the creation of any lien pursuant to the terms of any contract or agreement to which the Seller is a party or by which the Seller or any of its assets is bound.
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                                                                               4

          D.   Authorization of Shares and Warrant Shares.  The Shares being
               ------------------------------------------
purchased by the Acquiror hereunder have been duly and validly authorized and, upon delivery of the certificate representing ownership by the Acquiror of the Shares as herein provided, for the consideration herein provided, such Shares will be duly and validly issued, fully paid and nonassessable. The shares of Common Stock issuable upon the exercise of the Warrants (the "Warrant Shares"), when issued and paid for in accordance with the terms of the Warrant Certificate, will be validly issued, fully paid and nonassessable shares of Common Stock.


                                  SECTION III

                REPRESENTATIONS AND WARRANTIES OF THE ACQUIROR
                ----------------------------------------------

          The Acquiror hereby represents and warrants to the Seller, as of the date hereof and as of the Closing Date, that:

          A.   Authority.  The Acquiror has full corporate power and authority
               ---------
to execute and deliver this Agreement and to perform all of its obligations hereunder, and no consent or approval of any other person or governmental authority is required therefor. The execution and delivery of this Agreement by the Acquiror, the performance by the Acquiror of its covenants and agreements hereunder and the consummation by the Acquiror of the transactions contemplated hereby have been duly authorized by all necessary corporate action. This Agreement constitutes a valid and legally binding obligation of the Acquiror, enforceable against the Acquiror in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or other similar laws of general application relating to or affecting the enforcement of creditors' rights or by general principles of equity.

          B.   No Legal Bar; Conflicts.  Neither the execution and delivery of
               -----------------------
this Agreement, nor the consummation of the transactions contemplated hereby, violates any provision of the charter of the Acquiror or any law, statute, ordinance, regulation, order, judgment or decree of any court or governmental agency, or conflicts with or results in any breach of any of the terms of or constitutes a default under or results in the termination of or the creation of any lien pursuant to the terms of any contract or agreement to which the
Acquiror is a party or by which the Acquiror or any of its assets is bound.
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                                                                               5

          C.   Investment in the Seller.
               ------------------------

               (i) The Acquiror understands that the Seller proposes to issue and deliver to the Acquiror the Shares and the Warrants pursuant to this Agreement without compliance with the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"); that for such purpose the Seller will rely upon the Acquiror's representations and warranties contained herein; and that such non-compliance with registration is not permissible unless such representations and warranties are correct.

              (ii) The Acquiror understands that, under the existing rules of the Securities and Exchange Commission (the "SEC"), the Acquiror may be unable to sell the Shares, the Warrants or the Warrant Shares except to the extent that the Shares, the Warrants or the Warrant Shares may be sold (i) pursuant to an effective registration statement covering such sale pursuant to the Securities Act and applicable state securities laws or an applicable exemption therefrom or
(ii) in a bona fide private placement to a purchaser who shall be subject to the same restrictions on any resale or (iii) subject to the restrictions contained in Rule 144 under the Securities Act ("Rule 144").

             (iii) The Acquiror is not relying on the Seller respecting the financial, tax and other economic considerations of an investment in the Preferred Stock, the Warrants and the Common Stock, and the Acquiror has relied on the advice of, or has consulted with, only its own advisors.

              (iv) The Acquiror is familiar with the provisions of Rule 144 and the limitations upon the availability and applicability of such rule.

               (v) The Acquiror is an "accredited investor" within the meaning of Regulation D under the Securities Act and is a sophisticated investor familiar with the type of risks inherent in the acquisition of restricted securities such as the Shares, the Warrants and the Warrant Shares and its financial position is such that it can afford to retain the Shares, the Warrants and the Warrant Shares for an indefinite period of time without realizing any direct or indirect cash return on its investment.

              (vi) The Acquiror has such knowledge and experience in financial, tax and business matters so as to enable it to utilize the information made available to it in connection with the issuance of the Shares to it and to evaluate the merits and risks of an investment in the Shares
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                                                                               6

and to make an informed investment decision with respect thereto.

             (vii) The Acquiror is acquiring the Shares, the Warrants and the Warrant Shares as an investment for its sole account, and without any present view towards the resale or other distribution thereof.

          D.   Legend.  Each certificate representing Shares or Warrant Shares,
               ------
as applicable, shall contain upon its face or upon the reverse side thereof a legend to the following effect:

     "These securities have not been registered under the Securities Act of 1933, as amended, or qualified under state securities laws and may not be sold, pledged, or otherwise transferred unless (a) covered by an effective registration statement under the Securities Act of 1933, as amended, and qualified under applicable state securities laws, or (b) the Corporation has been furnished with an opinion of counsel acceptable to the Corporation to the effect that no registration or qualification is legally required for such transfer."


                                  SECTION IV

                 CONDITIONS TO THE SELLER'S OBLIGATION TO CLOSE
                 ----------------------------------------------

          The obligation of the Seller to sell the Shares and otherwise to consummate the transactions contemplated by this Agreement on the Closing Date is subject to the following conditions precedent, any or all of which may be waived by the Seller in the Seller's sole discretion, and each of which the Acquiror hereby agrees to use its reasonable best efforts to satisfy at or prior to the Closing:

          A.   Representations, Warranties and Covenants.  The representations
               -----------------------------------------
and warranties of the Acquiror contained herein shall be true and correct at and as of the Closing Date with the same effect as though all such representations and warranties were made at and as of the Closing Date and the Acquiror shall have complied with all of its covenants and agreements contained herein required to be complied with on or prior to the Closing Date.

          B.   No Litigation.  No action, suit, proceeding, writ, judgment,
               -------------
injunction, decree or similar order of any governmental entity, authority or agency or of any other third party restraining, enjoining or otherwise preventing
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                                                                               7

the consummation of any of the transactions contemplated by this Agreement, or seeking to obtain any damages or any other relief as a result of this Agreement or any of the transactions contemplated hereby, shall be pending or threatened.

          C.   Approvals.  All governmental, corporate and other third party
               ---------
filings, consents, authorizations and approvals (if any) that are required for the consummation of the transactions contemplated hereby shall have been duly made and obtained in form and substance reasonably satisfactory to the Seller.


                                   SECTION V

               CONDITIONS TO THE ACQUIROR'S OBLIGATION TO CLOSE
               ------------------------------------------------

          The obligation of the Acquiror to purchase the Shares and otherwise to consummate the transactions contemplated by this Agreement on the Closing Date is subject to the following conditions precedent, any or all of which may be waived by the Acquiror in its sole discretion, and each of which the Seller hereby agrees to use its reasonable best efforts to satisfy at or prior to the
Closing:


          A.   Representations, Warranties and Covenants.  The representations
               -----------------------------------------
and warranties of the Seller contained herein shall be true and correct at and as of the Closing Date with the same effect as though all such representations and warranties were made at and as of the Closing Date and the Seller shall have complied with all of its covenants and agreements contained herein required to be complied with on or prior to the Closing Date.

          B.   No Litigation.  No action, suit, proceeding, writ, judgment,
               -------------
injunction, decree or similar order of any governmental entity, authority or agency or of any other third party restraining, enjoining or otherwise preventing the consummation of any of the transactions contemplated by this Agreement, or seeking to obtain any damages or any other relief as a result of this Agreement or any of the transactions contemplated hereby, shall be pending or threatened.

          C.   Approvals.  All governmental, corporate and other third party
               ---------
filings, consents, authorizations and approvals (if any) that are required for the consummation of the transactions contemplated hereby shall have been duly
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                                                                               8

made and obtained in form and substance reasonably satisfactory to the Acquiror.


                                   SECTION VI

                                 MISCELLANEOUS
                                 -------------

          A.   Notices.  All notices, requests or instructions hereunder shall
               -------
be in writing and delivered personally, by telecopy or sent by registered or certified mail, postage prepaid, as follows:

               (1)  if to the Acquiror:

                    154 Pacific Highway
                    Greenwich NSW 2065
                    Australia
                    Attention:  Peter J. Evans
                    Telecopy:  (011) 61-2-906-5205

               (2)  if to the Seller:

                    Entergy Corporation Building
                    639 Loyola Avenue
                    Suite 1725
                    New Orleans, Louisiana  70113
                    Attention:  President
                    Telecopy No.:  (504) 585-0506

Any of the above addresses may be changed at any time by notice given as provided above; provided, however, that any such notice of change of address shall be effective only upon receipt. All notices, requests or instructions given in accordance herewith shall be deemed received on the date of delivery, if hand delivered or delivered by telecopy, and five days after the date of mailing, if mailed.

          B.   Survival of Representations.  Each representation, warranty,
               ---------------------------
covenant and agreement of the parties hereto herein contained shall survive the execution of this Agreement, notwithstanding any investigation at any time made by or on behalf of any party hereto.

          C.   Entire Agreement.  This Agreement contains the entire agreement
               ----------------
between the parties hereto with respect to the transactions contemplated hereby. No modification hereof shall be effective unless in writing and signed by the party against which it is sought to be enforced.
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                                                                               9

          D.   Assignment.  This Agreement shall not be assignable by the Seller
               ----------
or the Acquiror except pursuant to a writing executed by each of the parties hereto; provided that the Acquiror may assign any of its rights hereunder to any affiliate of the Acquiror which agrees to be bound by all of the obligations of the Acquiror hereunder or to any lender in connection with any financing transaction entered into by the Acquiror or any of its affiliates.

          E.   Invalidity, Etc.  If any provision of this Agreement, or the
               ----------------
application of any such provision to any person or circumstance, shall be held invalid by a court of competent jurisdiction, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

          F.   Expenses.  Except as expressly set forth herein, each of the
               --------
parties hereto shall bear such party's own expenses in connection with this Agreement and the transactions contemplated hereby.

          G.   Headings.  The headings of this Agreement are for convenience of
               --------
reference only and are not part of the substance of this Agreement.

          H.   Binding Effect.  This Agreement shall be binding upon and inure
               --------------
to the benefit of the parties hereto and their respective successors and assigns.

          I.   Governing Law.  This Agreement shall be governed by and construed
               -------------
in accordance with the laws of the State of New York applicable in the case of agreements made and to be performed entirely within such State.

          J.   Counterparts.  This Agreement may be executed in counterparts,
               ------------
each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

          K.   Third Party Beneficiary.  This Agreement shall not create any
               -----------------------
rights in favor of any person not a party hereto.

                              *        *        *
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                                                                              10

          IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto on the date first above written.


                                             PAUL RAMSAY HOSPITALS PTY. LIMITED



                                             By
                                               ---------------------------------
                                               Name:   Peter J. Evans
                                               Title:  Director

                                             RAMSAY MANAGED CARE, INC.



                                             By
                                               ---------------------------------
                                               Name:   Remberto Cibran
                                               Title:  President